ADMINISTRATOR AND SUB-ADVISER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        A Mutual of Omaha  Company
        10250 Regency Circle, Suite 200
        Omaha, Nebraska 68114

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        Diana P. Herrmann
        R. Thayne Robson
        Cornelius T. Ryan

OFFICERS
        Lacy B. Herrmann, President
        Sue McCarthy-Jones, Senior Vice President
        Jerry G. McGrew, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




SEMI-ANNUAL
REPORT
JUNE 30, 1998


[Logo Graphic: Rectangle with the words AQUILA ROCKY MOUNTAIN EQUITY FUND and also a drawing of two mountains]

A CAPITAL APPRECIATION INVESTMENT


[Logo of Aquila Group of Funds: eagle's head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo Graphic: Rectangle with the words AQUILA ROCKY MOUNTAIN EQUITY FUND and also a drawing of two mountains]


                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                        SEMI-ANNUAL REPORT
               "A LITTLE PATIENCE CAN GO A LONG WAY"


                                                          August 17, 1998


Dear Investor:

            We are pleased to provide you with this Semi-Annual Report for Aquila Rocky Mountain Equity Fund for the six-month period ended June 30, 1998.

            A REVIEW OF THE FUND'S INVESTMENT STRATEGY

            THE ROCKY MOUNTAIN REGION

            As you are no doubt aware, Aquila Rocky Mountain Equity Fund searches out growth-oriented companies having a significant business presence in the Rocky Mountain Region of our country. This region - consisting of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming - continues to boast higher than average projections for employment and population growth.

            Thus, there continues to be a substantial number and diversity of attractive investment opportunities right here in our "own backyard" of the Rocky Mountain states. In illustration of this point, the following charts provide a breakdown of the Fund's portfolio as to distribution by state and market sector.1


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY STATE
Idaho                                       4.52%
Colorado                                   33.20%
Utah                                       14.38%
Arizona                                    11.00%
Nevada                                     17.42%
Montana                                     8.15%
New Mexico                                  4.31%
Other                                       7.80%

[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR PIE CHART
Gaming                                     15.57%
Energy                                     12.26%
Transportation                              3.41%
Consumer: Non-Durable                      10.88%
Consumer: Cyclical                         11.87%
Technology                                  0.83%
Utilities                                  12.62%
Cable/Communications                       10.36%
Financial                                  15.57%
Healthcare                                  4.23%
Basic Industry                              3.24%

            VALUE-ORIENTATION

            Within this Rocky Mountain region, the Fund's investment management team searches for securities that it believes to be undervalued in relationship to their intrinsic value and projected growth rate of the underlying companies. The Fund then strives to capitalize on these companies through ownership in the Fund's portfolio prior to recognition of their potential by the overall marketplace. Thus, while much of Wall Street focuses on established Fortune 500 companies, Aquila Rocky Mountain Equity Fund seeks out what we hope to be tomorrow's stars. By striving to "get in on the ground floor" with some smaller companies in the area as well as established companies in the Rocky Mountain region, the Fund seeks to maximize the upside potential and minimize downside risk of its investments.

            Following are the top ten holdings of the Fund as of June 30,
1998.1


TOP TEN HOLDINGS

                             PERCENTAGE
COMPANY                     OF NET ASSETS    STATE         MARKET SECTOR
First State Bancorp             4.31%        New Mexico    Financial/Insurance
Westerfed Financial             4.14%        Montana       Financial/Insurance
Montana Power                   4.01%        Montana       Utilities
First Security Corp.            3.81%        Utah          Financial/Insurance
Mity Lite                       3.78%        Utah          Consumer Cyclical
Prima Energy                    3.78%        Colorado      Energy
Sierra Health Services          3.68%        Nevada        Healthcare
Jackpot Enterprises             3.44%        Nevada        Gaming
Viad Corp.                      3.37%        Arizona       Consumer Cyclical
International Game Technology   3.32%        Nevada        Gaming

            THE VIRTUE OF PATIENCE

            We believe that oftentimes the key to success with value-oriented investing is patience. In many instances, it is really more a question of WHEN, not IF, securities in the Fund's portfolio will realize the potential we envision for them. Thus, you could liken an investment in the Fund to the career of a good actor who struggles for years in bit parts and then gets a hit show and overnight becomes a success. Once the potential of companies is appreciated in the marketplace, positive things can happen quickly.

            Therefore, investors must learn the virtue of patience, and not look upon an investment in the Fund as a get-rich-quick scheme. You should instead look upon your investment as a longer-term capital appreciation vehicle.

            Unfortunately, although we try to buy securities at reasonable prices, they are still subject to reactions in the marketplace when it goes down as opposed to up.

            You should be aware of the discipline that we use in the selection of securities for the Aquila Rocky Mountain Equity Fund. First, we seek to invest in companies that we believe have solid fundamentals to support their businesses in good economic times and bad. Then, we pay careful attention to the price we pay for those companies. We basically look for companies which are selling for less than their fair values in terms of their inherent growth prospects. And, we particularly look for companies with strong prospects for the long term.

            RESULTS IN THE INTERIM

            Since inception, we believe the Fund has provided credible absolute returns for investors utilizing the concepts outlined above. Specifically, on the inception date of July 22, 1994, the Fund's Class A Shares2 were offered at a maximum public offering price of $12.00. The same shares had a value of $16.20 at June 30, 1997 and a value of $17.92 at June 30, 1998.

            We believe that the positive results produced by the Fund bear witness to the fact that there are interesting and profitable investments that can be made in the Rocky Mountain region of our country. The average annual return produced by the Fund over the nearly four-year period since its inception was 13.04%.3 Essentially, the Fund has generated a very respectable return to date on investor's capital.

            We continue to search for attractive investments in the Rocky Mountain region that we believe have the potential for solid capital appreciation in the future.

            YOUR CONFIDENCE APPRECIATED

            Your investment in Aquila Rocky Mountain Equity Fund is greatly appreciated. We value your trust and will continue to do our best to merit your confidence.


                                                 Sincerely,
                                                 /s/ Lacy B. Herrmann
                                                 Lacy B. Herrmann
                                                 President and Chairman
                                                   of the Board of Trustees


1 The portfolio distribution data and top ten holdings were as of June 30, 1998. They are subject to change and, therefore, are not necessarily representative of the entire portfolio. The Prospectus of the Fund discusses the special risk considerations of the geographic concentration strategy of the Fund.

2 Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in these different classes.

3 The performance shown has been adjusted to reflect the maximum sales charge of 4.25% for this Class (for the period July 22, 1994 through April 30, 1996, it was 4.75%). Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns would have been less if management fees and expenses had been fully applied.

                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF INVESTMENTS
                      JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES           COMMON STOCKS                                     VALUE
                   Basic Industry - 3.2%
  2,000            Barrick Gold Corp.                                 $38,375
  3,000            Cyprus Amax Minerals Co.                            39,750
  1,200            Newmont Mining                                      28,350
                                                                      106,475

                   Cable/Communications - 10.4%
  2,800            Jones Intercable Inc. Class A +                     70,000
    300            Jones Intercable Inc. +                              7,425
  1,500            Liberty Media Group Class A +                       58,219
  1,909            Tele-Communications Inc. TCI Group -  A             73,377
  2,182            Tele-Communications Inc. - TCI Ventures
                     Group -  A                                        43,777
  2,000            MediaOne Group +                                    87,875
                                                                      340,673

                   Consumer Cyclical - 11.8%
  4,500            Building Material Holding Corp. +                   62,156
  5,600            Koala Corp. +                                       91,000
  7,000            Mity Lite, Inc. +                                  124,250
  4,000            Viad Corporation                                   111,000
                                                                      388,406

                   Consumer Non-Durable - 10.9%
  4,500            American Stores Company                            108,844
  6,500            Avert  Inc. +                                       45,500
  3,000            Dial Corp.                                          77,812
  5,000            Franklin Covey Company +                            96,250
  4,500            Rocky Mountain Chocolate Factory +                  29,531
                                                                      357,937

                   Energy - 12.3%
  6,000            Giant Industries, Inc.                             104,250
  1,800            KN Energy                                           97,538
  7,000            Prima Energy Corp.+                                124,250
  4,377            Union Pacific Resources, Inc.                       76,881
                                                                      402,919

                   Financial - 15.6%
  2,332            Conseco Inc.                                       109,021
  5,850            First Security Corp.                               125,227
  5,875            First State Bancorp                                141,734
  5,561            Westerfed Financial Corp.                          136,245
                                                                      512,227

                   Gaming - 15.6%
  5,000            American Coin Merchandising +                       98,750
  5,000            Circus Circus Enterprises Inc.+                     84,688
  4,500            International Game Technology                      109,125
  9,000            Jackpot Enterprises                                113,062
  5,000            Mirage Resorts +                                   106,562
                                                                      512,187

                   Healthcare - 4.2%
  1,000            Ballard Medical Products                            18,000
  4,800            Sierra Health Services Inc.+                       120,900
                                                                      138,900
                   Technology - 0.8%
  6,000            Microtest  Inc. +                                   27,375

                   Transportation - 3.4%
  3,200            Rural/Metro Corp.+                                  41,600
  1,600            Union Pacific                                       70,600
                                                                      112,200

                   Utilities -12.6%
  2,500            Idaho Power Co.                                     86,563
  3,800            Montana Power Co.                                  132,050
  2,300            New Century Energies Inc.                          104,506
  1,955            U.S. West Inc.                                      91,867
                                                                      414,986

                Total Common Stocks (cost $2,587,415*)   100.8%     3,314,285
                Other assets in excess of liabilities     (0.8)       (25,054)
                 Net Assets                              100.0%   $ 3,289,231


                * Cost for Federal tax purposes is identical.
                + Non-income producing security.

          See accompanying notes to financial statements.

                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                 STATEMENT OF ASSETS AND LIABILITIES
                     JUNE 30, 1998 (UNAUDITED)

ASSETS
  Investments at market value (cost $2,587,415)                  $  3,314,285
  Deferred organization expenses (note 2)                              11,391
  Due from Administrator for reimbursement of expenses (note 3)         6,610
  Dividends receivable                                                  2,729
  Other assets                                                            965
    Total assets                                                    3,335,980

LIABILITIES
  Cash overdraft                                                       29,630
  Accrued expenses                                                      7,524
  Payable for Fund shares redeemed                                      7,334
  Distribution fees payable                                             2,261
  Total liabilities                                                    46,749
                                                                 $  3,289,231

  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                     $      1,836
  Additional paid-in capital                                        2,369,137
  Undistributed net realized gain on investments                      187,957
  Undistributed net investment income                                   3,431
  Net unrealized appreciation on investments                          726,870
                                                                 $  3,289,231

CLASS A
  Net Assets                                                     $  2,311,724
  Capital shares outstanding                                          129,037
  Net asset value and redemption price per share                 $      17.92
  Offering price per share (100/95.75 of $17.92 adjusted to
    nearest cent)                                                $      18.72

CLASS C
  Net Assets                                                     $    180,311
  Capital shares outstanding                                           10,162
  Net asset value and offering price per share                   $      17.74
  Redemption price per share (*generally, a charge of 1% is
    imposed on the proceeds of shares redeemed during the
    first 12 months after purchase)                              $      17.74*

CLASS Y
  Net Assets                                                     $    797,196
  Capital shares outstanding                                           44,396
  Net asset value, offering and redemption price per share       $      17.96

            See accompanying notes to financial statements.

                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
    Dividends                                          $  22,006
    Interest                                               7,584
                                                                    $  29,590


Expenses:

    Investment Adviser fees (note 3)                   $  13,931
    Administrator fees (note 3)                           15,921
    Shareholders' reports                                 10,000
    Legal fees                                            10,000
    Registration fees and dues                             8,000
    Transfer and shareholder servicing agent fees          7,500
    Trustees' fees and expenses                            7,000
    Amortization of organization expenses (note 2)         5,341
    Audit and accounting fees                              5,000
    Distribution and service fees (note 3)                 4,507
    Custodian fees (note 6)                                1,000
    Miscellaneous                                          2,000
                                                          90,200

    Investment Adviser fees waived (note 3)              (13,931)
    Administrator fees waived (note 3)                   (15,921)
    Reimbursement of expenses by Administrator
       (note 3)                                          (30,205)
    Expenses paid indirectly (note 6)                     (1,000)
      Net expenses                                                     29,143
      Net investment income                                               447


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Net realized gain from securities transactions       179,555
    Change in unrealized appreciation on investments    (137,273)

    Net realized and unrealized gain on investments                    42,282
    Net increase in net assets resulting from operations            $  42,729

See accompanying notes to financial statements.

                 AQUILA ROCKY MOUNTAIN EQUITY FUND
                STATEMENTS OF CHANGES IN NET ASSETS
                          (UNAUDITED)

                                                    SIX MONTHS      YEAR ENDED
                                                    ENDED JUNE      DECEMBER
                                                    30, 1998        31, 1997
OPERATIONS:
  Net investment income                             $      447     $    1,786
  Net realized gain from securities transactions       179,555        125,748
  Change in unrealized appreciation on investments    (137,273)       473,126
    Change in net assets from operations                42,729        600,660

DISTRIBUTIONS TO SHAREHOLDERS (note 5):
  Class A Shares:
  Net investment income                                   -              -
  Net realized gain on investments                        -          (103,249)

  Class C Shares:
  Net investment income                                   -              -
  Net realized gain on investments                        -              (231)

  Class Y Shares:
  Net investment income                                   -              -
  Net realized gain on investments                        -           (26,133)
    Change in net assets from distributions               -          (129,613)

CAPITAL SHARE TRANSACTIONS (note 7):
  Proceeds from shares sold                            426,838      1,544,525
  Reinvested dividends and distributions                 5,088        112,775
  Cost of shares redeemed                           (1,131,556)      (497,888)
    Change in net assets from capital share
       transactions                                   (699,630)     1,159,412
    Change in net assets                              (656,901)     1,630,459

NET ASSETS:
  Beginning of period                                3,946,132      2,315,673
  End of period                                    $ 3,289,231    $ 3,946,132

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)


1. ORGANIZATION

          Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 1998 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

          Management affairs of the Fund are conducted through two separate management arrangements.

          KPM Investment Management, Inc. (the "Adviser") serves as Investment Adviser to the Fund. The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess over $50 million.

          The Fund also has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this agreement, the Administrator provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Administrator deems appropriate. Besides its sub-advisory services, it also provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the

Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess over $50 million.

          The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the States in which shares are then eligible for sale. At the present time none of the States in which the Fund's shares are sold have any such limitation.

          For the six months ended June 30, 1998, the Fund incurred fees under the Advisory Agreement and Sub-Advisory and Administration Agreement of $13,931 and $15,921, respectively, which were voluntarily waived. Additionally, the Administrator voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $30,206. Of this amount, $23,596 was paid prior to June 30, 1998 and the balance of $6,610 was paid in early July 1998.

          Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

          The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 1998, service fees on Class A Shares amounted to $3,692, of which the Distributor received $379.

          Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the six months ended June 30, 1998, amounted to $611. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the six months ended June 30, 1998, amounted to $204. The total of these payments with respect to Class C Shares amounted to $815, of which the Distributor received $802.

          Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the six months ended June 30, 1998, the Distributor received sales commissions of $1,342.

4. PURCHASES AND SALES OF SECURITIES

          For the six months ended June 30, 1998, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $315,272 and $482,186, respectively.

          At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $980,840 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $253,970, for a net unrealized appreciation of $726,870.

5. DISTRIBUTIONS

          The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. CUSTODIAN FEES

          The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the six months ended June 30, 1998, the Fund's custodian fees amounted to $1,000, all of which were offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

7. CAPITAL SHARE TRANSACTIONS

  Transactions in Capital Shares of the Fund were as follows:

                                                      Six Months Ended              Year Ended
                                                        June 30, 1998            December 31, 1997
                                                     Shares       Amount         Shares      Amount
CLASS A SHARES:
    Proceeds from shares sold                        13,327   $  248,730         56,515   $  942,745
    Reinvested dividends and
      distributions                                     291        5,088          4,937       86,342
    Cost of shares redeemed                         (60,341)  (1,126,566)       (30,449)    (497,888)
      Net change                                    (46,723)    (872,748)        31,003      531,199

CLASS C SHARES:
    Proceeds from shares sold                        10,043      178,108            100        1,780
    Reinvested dividends and
      distributions                                       -            -             18          300
    Cost of shares redeemed                            (272)      (4,990)             -            -
      Net change                                      9,771      173,118            118        2,080

CLASS Y SHARES:
    Proceeds from shares sold                             -            -         34,051      600,000
    Reinvested dividends and
      distributions                                       -            -          1,492       26,133
    Cost of shares redeemed                               -            -              -            -
      Net change                                          -            -         35,543      626,133
Total transactions in Fund
    shares                                          (36,952)   $(699,630)        66,664   $1,159,412

                    AQUILA ROCKY MOUNTAIN EQUITY FUND
                         FINANCIAL HIGHLIGHTS
                               (UNAUDITED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                 Class A(1)
                                                       Six Months                                         Period
                                                         Ended             Year Ended December 31,         Ended
                                                        6/30/98         1997        1996        1995    12/31/94(2)
Net Asset Value, Beginning of Period                     $17.89        $15.05      $13.13      $11.06      $11.43

Income from Investment Operations:
    Net investment income (loss)                              -          0.01       (0.02)      (0.07)          -
    Net gain (loss) on securities (both
      realized and unrealized)                             0.03          3.44        2.47        2.25       (0.37)
    Total from Investment Operations                       0.03          3.45        2.45        2.18       (0.37)

Less Distributions (note 5):
    Dividends from net investment income                      -             -           -       (0.01)          -
    Distributions from capital gains                          -         (0.61)      (0.53)      (0.10)          -
    Total Distributions                                       -         (0.61)      (0.53)      (0.11)          -

Net Asset Value, End of Period                           $17.92        $17.89      $15.05      $13.13      $11.06

Total Return (not reflecting sales
  charge) (%)                                              0.17#        23.01       18.68       19.68       (3.24)#

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)               2,312         3,144       2,178       1,737         530
    Ratio of Expenses to Average Net
      Assets (%)                                           1.48*         1.50        1.50        1.91        1.19*
    Ratio of Net Investment Income (Loss)
      to Average Net Assets (%)                            0.02*         0.05       (0.14)      (0.60)          -
    Portfolio Turnover Rate (%)                            8.43#        10.39       20.32       15.14        2.95#

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment (Loss) ($)                             (0.28)        (0.83)      (1.05)      (1.12)          -
    Ratio of Expenses to Average Net Assets(3) (%)         4.53*         6.56        8.84       10.48       18.20*
    Ratio of Net Investment Loss to Average Net
      Assets (%)                                          (3.03)*       (5.01)      (7.48)      (9.17)          -

     (1) Designated as Class A Shares on May 1, 1996.
     (2) From July 22, 1994 (commencement of operations) to December
         31, 1994.
     (3) Ratios are based on average net assets of $3,050,096, $2,505,548,
         $1,965,012, $1,239,752 and $453,768, respectively. In general, as the Fund's net assets increase, the expense ratio will decrease.
      #  Not annualized.
      *  Annualized.

See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     Class C(1)                             Class Y(1)
                                         Six Months         Year       Period   Six Months         Year       Period
                                              Ended        Ended        Ended        Ended        Ended        Ended
                                            6/30/98     12/31/97     12/31/96      6/30/98     12/31/97     12/31/96
Net Asset Value, Beginning of Period         $17.79       $15.07       $14.59       $17.91       $15.07       $14.59

Income from Investment Operations:
    Net investment income                     (0.09)       (0.11)        0.01         0.02         0.04         0.01
    Net gain on securities (both
      realized and unrealized)                 0.04         3.44         1.00         0.03         3.41         1.00
    Total from Investment Operations          (0.05)        3.33         1.01         0.05         3.45         1.01

Less Distributions (note 5):
    Dividends from net investment income          -            -            -            -            -            -
    Distributions from capital gains              -        (0.61)       (0.53)           -        (0.61)       (0.53)
    Total Distributions                           -        (0.61)       (0.53)           -        (0.61)       (0.53)

Net Asset Value, End of Period               $17.74       $17.79       $15.07       $17.96       $17.91       $15.07

Total Return (not reflecting sales
  charge) (%)                                 (0.28)#      22.18         6.94#        0.28#       22.98         6.94#

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                             180            7            4          797          795          133
    Ratio of Expenses to Average
      Net Assets (%)                           2.26*        2.26         1.25*        1.25*        1.27         1.25*
    Ratio of Net Investment Income
      (Loss) to Average Net Assets (%)        (0.90)*      (0.70)        0.11*        0.22*        0.23         0.11*
    Portfolio Turnover Rate (%)                8.43#       10.39        20.32#        8.43#       10.39        20.32#

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment (Loss) ($)                 (0.42)       (0.92)       (0.72)       (0.26)       (0.65)       (0.72)
    Ratio of Expenses to Average
      Net Assets (2) (%)                       5.54*        7.27         8.59*        4.34*        5.41         8.59*
    Ratio of Net Investment Loss to
      Average Net Assets (%)                  (4.18)*      (5.71)       (7.23)*      (2.87)*      (3.91)       (7.23)*


     (1)  New Class of Shares established on May 1, 1996.
     (2)  Ratios are based on average net assets of $146,349, $4,895 and
          $542, respectively, for Class C Shares and $816,877, $287,294 and $52,490, respectively, for Class Y Shares. In general, as the Fund's net assets increase, the expense ratio will decrease.
      #   Not annualized.
      *   Annualized.